Exhibit 10.76

SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (hereinafter, this “Agreement”) is entered into as of the 27th day of October, 2003, to be effective as of June 30, 2003 (the “Effective Date”), by and among IDS ENGINEERING, INC., d/b/a ENGLOBAL ENGINEERING, INC., a Texas corporation, THERMAIRE, INC., d/b/a THERMAL CORPORATION, a Texas corporation, ENGLOBAL CONSTANT POWER, INC., a Texas corporation, ENGLOBAL CORPORATE SERVICES, INC., a Texas corporation, IDS ENGINEERING MANAGEMENT, LC, a Texas limited liability company, ENGLOBAL ENGINEERING, INC., a Texas corporation, ENGLOBAL SYSTEMS, INC., a Texas corporation, PETROCON ENGINEERING OF LOUISIANA, INC., a Louisiana corporation, R.P.M. ENGINEERING, INC., d/b/a ENGLOBAL ENGINEERING, INC., a Louisiana corporation, ENGLOBAL CONSTRUCTION RESOURCES, INC., d/b/a PETROCON CONSTRUCTION RESOURCES, INC., a Texas corporation, and ENGLOBAL TECHNOLOGIES, INC., a Texas corporation, (individually, a “Borrower” and collectively, “Borrowers”), FLEET CAPITAL CORPORATION, a Rhode Island corporation (“Fleet”), as Agent (Fleet, in such capacity, the “Agent”), and the financial institution(s) listed on the signature pages hereof and their respective successors and assigns (each individually a “Lender” and collectively “Lenders”).

RECITALS

A.    Borrowers, Agent and Lender have entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of December 21, 2001, as amended by that certain First Amendment to Second Amended and Restated Loan and Security Agreement entered into as of March 26, 2002, executed by Borrowers, Agent and Lender, and by that certain Second Amendment to Second Amended and Restated Loan and Security Agreement, dated July 31, 2002, executed by Borrowers, Agent and Lender, and by that certain Third Amendment to Second Amended and Restated Loan and Security Agreement, dated November, 2002, executed by Borrowers, Agent and Lender, and by that certain Fourth Amendment to Second Amended and Restated Loan and Security Agreement and Amendment to other Loan Documents, entered into on March 26, 2003, executed by Borrowers, Agent and Lender, and by that certain Fifth Amendment to Second Amended and Restated Loan and Security Agreement, entered into as of August 7, 2003, executed by Borrower, Agent and Lender (as amended, the “Loan Agreement”).

B.    Borrowers, Lender and Agent desire to amend the Loan Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I

Definitions

1.01    Capitalized terms used in this Agreement, to the extent not otherwise defined herein, shall have the same meaning as in the Loan Agreement, as amended hereby.

ARTICLE II

Amendments

2.01    Amendment to Section 8.3.2 of the Loan Agreement.    Effective as of the Effective Date, Section 8.3.2 of the Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“8.3.2 Ratio of Senior Debt and Equus Term Note to EBITDA. Maintain, on a Consolidated basis, as of the last day of each calendar month, beginning July 31, 2003 and continuing on the last day of each thereafter occurring calendar month, a ratio of (i) the sum of (a) Borrower’s Senior Debt on such date (provided, however, that in this calculation of the Senior Debt of Borrower, the unpaid amount of the Revolving Credit Loans on such date shall be deemed to be the Average Monthly Revolving Credit Loan Balance for such month) and (b) the unpaid principal amount of the Equus Term Note on such date, to (ii) Borrower’s EBITDA for the twelve- (12) calendar month period ending on such date, equal to or less than 2.75 to 1.00.”

ARTICLE III

Conditions Precedent

3.01    Conditions to Effectiveness.    Notwithstanding anything herein to the contrary, the effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Agent and Lender:

(a)    Agent shall have received, in form and substance satisfactory to Agent, (i) this Agreement, duly executed by Borrowers, (ii) the Consent, Ratification and Release attached hereto, duly executed by each Guarantor, and (iii) such additional documents, instruments and information as Agent or its legal counsel, Patton Boggs LLP, may request.

(b)    All corporate proceedings taken in connection with the transactions contemplated by this Agreement and the agreements described in clause (a) above and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel, Patton Boggs LLP.

ARTICLE IV

No Waiver

4.01    Nothing contained herein shall be construed as a waiver by Agent or Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Agreement, or of any other contract or instrument between Borrowers and Agent and/or Lender, and Agent and/or Lender’s failure at any time or times hereafter to require strict performance by Borrowers of any provision thereof shall not waive, affect or diminish any right of Agent and/or Lender to thereafter demand strict compliance therewith. Agent and Lender hereby reserve all rights granted under the Loan Agreement, the other Loan Documents, this Agreement and any other contract or instrument between Borrowers, Agent and/or Lender.

ARTICLE V

Ratifications, Representations and Warranties

5.01    Ratifications.    The terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and except as expressly modified and superseded by this Agreement, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrowers, Agent and Lender agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.02    Representations and Warranties.    Borrowers hereby represent and warrant to Agent and Lender that (a) the execution, delivery and performance of this Agreement and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrowers and will not violate the Articles of Incorporation or Bylaws of Borrowers; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Event of Default or Default under the Loan Agreement has occurred and is continuing, unless such Event of Default or Default has been specifically waived in writing by Agent and Lender; (d) Borrowers are in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby; and (e) Borrowers have not amended their Articles of Incorporation or Bylaws since the date of the original, unamended Loan Agreement.

ARTICLE VI

Miscellaneous Provisions

6.01    Survival of Representations and Warranties.    All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Agreement, shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by Agent or Lender or any closing shall affect the representations and warranties or the right of Agent or Lender to rely upon them.

6.02    Reference to Loan Agreement.    Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

6.03    Expenses of Agent and Lender.    As provided in the Loan Agreement, Borrowers agree to pay on demand all costs and expenses incurred by Agent and Lender in connection with the preparation, negotiation and execution of this Agreement and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent’s and Lender’s legal counsel, and all costs and expenses incurred by Agent and/or Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without limitation, the costs and fees of Agent’s and Lender’s legal counsel.

6.04    Severability.    Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.05    Successors and Assigns.    This Agreement is binding upon and shall inure to the benefit of Agent, Lender and Borrowers and their respective successors and assigns, except Borrowers may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Lender.

6.06    Counterparts.    This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

6.07    Effect of Waiver.    No consent or waiver, express or implied, by Agent or Lender to or for any breach of or deviation from any covenant or condition by Borrowers shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.08    Headings.    The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

6.09    Applicable Law.    THIS AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

6.10    Final Agreement.    THE LOAN DOCUMENTS, AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AGREEMENT IS EXECUTED. THE LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AGREEMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWERS, AGENT AND LENDER.

6.11    Release.    EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT AND/OR LENDER. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND LENDER, THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH SUCH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST AGENT AND/OR LENDER, THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT.

[The Remainder of this Page Intentionally Left Blank]

ACCEPTED as of the date first written above.

BORROWERS:

IDS ENGINEERING, INC., d/b/a ENGLOBAL ENGINEERING, INC.

By:	/s/ R. W. Raiford

Name: R. W. Raiford Title: CFO

THERMAIRE, INC., d/b/a THERMAL CORPORATION

By:	/s/ R. W. Raiford

Name: R. W. Raiford Title: CFO

ENGLOBAL CONSTANT POWER, INC.

By:	/s/ R. W. Raiford

Name: R. W. Raiford Title: CFO

ENGLOBAL CORPORATE SERVICES, INC.

By:	/s/ R. W. Raiford

Name: R. W. Raiford Title: CFO

IDS ENGINEERING MANAGEMENT, LC

By:	/s/ R. W. Raiford

Name: R. W. Raiford Title: CFO

ENGLOBAL ENGINEERING, INC.

By:	/s/ R. W. Raiford

Name: R. W. Raiford Title: CFO

ENGLOBAL SYSTEMS, INC.

By:	/s/ R. W. Raiford

Name: R. W. Raiford Title: CFO

PETROCON ENGINEERING OF LOUISIANA, INC.

By:	/s/ R. W. Raiford

Name: R. W. Raiford Title: CFO

R.P.M. ENGINEERING, INC., d/b/a ENGLOBAL ENGINEERING, INC.

By:	/s/ R. W. Raiford

Name: R. W. Raiford Title: CFO

ENGLOBAL CONSTRUCTION RESOURCES, INC.

By:	/s/ R. W. Raiford

Name: R. W. Raiford Title: CFO

ENGLOBAL TECHNOLOGIES, INC.

By:	/s/ R. W. Raiford

Name: R. W. Raiford Title: CFO

Accepted in Dallas, Dallas County, Texas:

AGENT:

FLEET CAPITAL CORPORATION

By:	/s/ Dan Hughes

Name: Title:	Dan Hughes Vice President

LENDERS:

FLEET CAPITAL CORPORATION

By:	/s/ Dan Hughes

Name: Title:	Dan Hughes Vice President

CONSENT, RATIFICATION AND RELEASE

Each of the undersigned hereby consents to the terms of the within and foregoing Agreement, confirms and ratifies the terms of its guaranty agreement relating to the Obligations and of each collateral document it has executed in connection with the Obligations (collectively, the “Documents”), and acknowledges that the Documents to which it is a party are in full force and effect and ratifies the same, that it has no defense, counterclaim, set-off or any other claim to diminish its liability under such Documents, that its consent is not required to the effectiveness of the within and foregoing Agreement, and that no consent by it is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loans, the Collateral, or any of the other Loan Documents. EACH OF THE UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES EACH OF AGENT AND EACH LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH THE UNDERSIGNED MAY NOW OR HEREAFTER HAVE AGAINST AGENT OR ANY LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT.

ENGLOBAL CORPORATION

By:	/s/ R. W. Raiford

Name: R. W. Raiford Title: CFO

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IDS ENGINEERING, INC., d/b/a ENGLOBAL ENGINEERING, INC.

By:	/s/ R. W. Raiford

Name: R. W. Raiford Title: CFO

THERMAIRE, INC., d/b/a THERMAL CORPORATION

By:	/s/ R. W. Raiford

Name: R. W. Raiford Title: CFO

ENGLOBAL CONSTANT POWER, INC.

By:	/s/ R. W. Raiford

Name: R. W. Raiford Title: CFO

ENGLOBAL CORPORATE SERVICES, INC.

By:	/s/ R. W. Raiford

Name: R. W. Raiford Title: CFO

IDS ENGINEERING MANAGEMENT, LC

By:	/s/ R. W. Raiford

Name: R. W. Raiford Title: CFO

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